                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  April 2, 1997



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                         as specified in its charter)


          Georgia                33-80547               59-3074176
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          (State or other        (Commission            (I.R.S. Employer
          jurisdiction of        File Number)           Identification No.)
          incorporation)


          3399 Peachtree Road, N.E.
          The Lenox Building
          Suite 400, Atlanta, Georgia                   30326
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          (Address of principal executive officers)     (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
         ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On April 2, 1997, Premiere Technologies, Inc. (the "Company") announced that it had entered into definitive agreements to acquire Voice-Tel Enterprises, Inc. ("VTE"), VTN, Inc., the general partner of Voice-Tel Network Limited Partnership ("VTNLP"), the limited partner interests in VTNLP owned by Merchandising Productions, Inc. (collectively, "Voice-Tel") and certain independently operated franchisees (the "Franchisees") (collectively, the "Acquisitions"). The Acquisitions will be made pursuant to: (i) an Agreement and Plan of Merger dated as of April 2, 1997 by and among the Company, PTEK Merger Corporation, a wholly-owned subsidiary of the Company, and VTE; (ii) an Agreement and Plan of Merger dated as of April 2, 1997 by and among the Company, PTEK Merger Corporation II, a wholly-owned subsidiary of the Company, VTN, Inc. and the Stockholders of VTN, Inc.; (iii) a Purchase and Sale Agreement dated April 2, 1997 by and between the Company and Merchandising Productions, Inc.; and (iv) Transfer Agreements dated as of April 2, 1997 by and among the Company, Franchisees and the Owners of Franchisees.

ITEM 7.  EXHIBITS.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (C)       EXHIBITS.

     2.1 Agreement and Plan of Merger, together with exhibits, dated as of April 2, 1997 by and among Premiere Technologies, Inc., PTEK Merger Corporation and Voice-Tel Enterprises, Inc. and the Stockholders of Voice-Tel Enterprises, Inc.

     2.2 Agreement and Plan of Merger, together with exhibits/(1)/, dated as of April 2, 1997 by and among Premiere Technologies, Inc., PTEK Merger Corporation II, VTN, Inc. and the Stockholders of VTN, Inc.

     2.3 Purchase and Sale Agreement dated April 2, 1997 by and between Premiere Technologies, Inc. and Merchandising Productions, Inc.

     2.4 Form of Transfer Agreement, together with exhibits, dated as of __________, 1997 by and among Premiere Technologies, Franchisees. Inc., Franchisees and the Owners of Franchisees.

     99.1      Press Release dated April 2, 1997.

_______________

/(1)/ See Exhibits 1 - 8 of Exhibit 2.10 Agreement and Plan of Merger dated as of April 2, 1997 by and among Premiere Technologies, Inc., PTEK Merger Corporation and Voice-Tel Enterprises, Inc.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PREMIERE TECHNOLOGIES, INC.



                         By:  /s/ Patrick G. Jones
                              --------------------
                              Patrick G.  Jones
                              Senior Vice President of Finance and Legal

Dated: April 2, 1997

                                 EXHIBIT INDEX


     2.1 Agreement and Plan of Merger, together with exhibits, dated as of April 2, 1997 by and among Premiere Technologies, Inc., PTEK Merger Corporation and Voice-Tel Enterprises, Inc. and the Stockholders of Voice-Tel Enterprises, Inc.

     2.2 Agreement and Plan of Merger, together with exhibits/(1)/, dated as of April 2, 1997 by and among Premiere Technologies, Inc., PTEK Merger Corporation II, VTN, Inc. and the Stockholders of VTN, Inc.

     2.3 Purchase and Sale Agreement dated April 2, 1997 by and between Premiere Technologies, Inc. and Merchandising Productions, Inc.

     2.4 Form of Transfer Agreement, together with exhibits, dated as of __________, 1997 by and among Premiere Technologies, Franchisees. Inc., Franchisees and the Owners of Franchisees.

     99.1      Press Release dated April 2, 1997.


_________________

/(1)/ See Exhibits 1 - 8 of Exhibit 2.10 Agreement and Plan of Merger dated as of April 2, 1997 by and among Premiere Technologies, Inc., PTEK Merger Corporation and Voice-Tel Enterprises, Inc.